                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549
                                       FORM 8-K

                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported):  August 30, 1996

                                 DELTA HOLDING, INC.
                (Exact name of registrant as specified in its charter)

                                      Washington
                    (State or other jurisdiction of incorporation)

                                       0-24010
                               (Commission File Number)

                                      91-1420744
                          (IRS Employer Identification No.)

                    258 SW 43rd Street, Suite A, Renton, WA 98055
                 (Address of principal executive offices) (Zip Code)

                                    (206) 251-9192
                 (Registrant's telephone number, including area code)

                                         None
            (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On August 30, 1996, Delta Holding, Inc., a Washington corporation (the "Company"), closed the sale of two of its properties in Colorado Springs held for sale - the Rockledge Apartments (the "Rockledge") and the Carmel Apartments (the "Carmel"). The Rockledge was sold for an all cash purchase price of $4,800,000 and the gain on the transaction was $2,192,000. The Carmel was sold for an all cash purchase price of $1,450,000 and the gain on the transaction was $569,000. Both properties were sold to FowlerShore & Flanagan, an entity unaffiliated with the Company (the "Buyer").

    The consideration for the sale of the Rockledge and the Carmel was determined in arm's-length negotiations between the Company and the Buyer.

    The form of Commercial Contract to Buy and Sell Real Estate entered into in connection with the sale of the Rockledge and the Carmel is filed as an exhibit to this report and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Commercial Contract to Buy and Sell Real Estate.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

    Exhibit Number      Description
    --------------      -----------

         2.1            Form of Commercial Contract to Buy and Sell Real Estate

                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DELTA HOLDING, INC.

                                       By:  TERRY L. SWITZER
                                            -----------------------------------
                                            Terry L. Switzer
                                            Vice President, Finance and
                                            Operations

Dated:  September 16, 1996


                                         -3-